                               AMENDMENT NO. 2 TO
                             DISTRIBUTION AGREEMENT

          AMENDMENT NO. 2 TO DISTRIBUTION AGREEMENT (the "Amendment") dated as of June 1, 1996, by and among NORLAND CORPORATION, a Wisconsin corporation having its principal place of business at W6340 Hackbarth Road, Fort Atkinson, Wisconsin 53538-8999, U.S.A. ("Norland Corp."), STRATEC MEDIZINTECHNIK, GmbH, a German corporation having its principal place of business at Erasmusstrasse 6, D-75172 Pforzheim, Germany ("Stratec", and, together with Norland Corp., the "Manufacturers"), and NORLAND MEDICAL SYSTEMS, INC. (formerly named Ostech, Inc.), a Delaware corporation having its principal place of business at 106 Corporate Park Drive, Suite 106, White Plains, New York 10604, U.S.A. (the "Distributor").

          WHEREAS, the Manufacturers and the Distributor are parties to that certain Distribution Agreement dated as of April 1, 1995, as amended by Amendment No. 1, dated as of January 1, 1996 (as so amended, the "Distribution Agreement"); and

          WHEREAS, the Manufacturers and the Distributor desire to amend the Distribution Agreement in certain respects, as set forth herein.

          NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Norland Corp., Stratec and the Distributor hereby agree as follows:
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          1.  The second sentence of Section 2(b) of the Distribution Agreement is hereby amended in its entirety to read as follows:

               "Notwithstanding the foregoing, Distributor shall not be the distributor in any of the countries listed on EXHIBIT B attached hereto (the "Excluded Territory") for Stratec Devices using pQCT technology."

          2. The Excluded Territory Subdistributorship provided for in Section 2(d) of the Distribution Agreement is terminated as of the date hereof.

          3. Section 2(e) of the Distribution Agreement is hereby amended in its entirety to read as follows:

               "(c) At any time while this Agreement shall be in effect, Distributor shall have the right to elect to become the exclusive distributor in the Excluded Territory for all Stratec Devices using pQCT technology, such appointment to be effective 90 days following written notice of such election from Distributor to Stratec (the "Exclusion Termination Date"). Prior to the Exclusion Termination Date, Distributor shall not directly or indirectly distribute or sell in the Excluded Territory any Stratec Devices using pQCT technology."

          4. Section 2(h) of the Distribution Agreement is hereby amended in its entirety to read as follows:

                "(h) Except for (i) sales of Norland Devices and Stratec Devices pursuant to this Agreement, (ii) sales of Devices manufactured by the Distributor or any affiliate of the Distributor, and (iii) sales of Devices pursuant to the Distribution Agreement dated as of May 31, 1996 between the Distributor and Vitel, Inc., as the same may be amended, the Distributor agrees that during the Term (as defined below) of this Agreement, it will not distribute or otherwise sell any Device


                                       -2-
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          which competes with any Norland Device or Stratec Device."

          5. This Amendment may be executed in one or more counterparts, each of which shall constitute an original and all of which taken together shall constitute one and the same instrument, and any party may execute this Amendment by signing any such counterpart.

          6. Except as specifically amended herein, the terms and provisions of the Distribution Agreement are in all respects ratified and confirmed.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.

                              NORLAND CORPORATION



                              By:/s/ Reynald G. Bonmati
                                 -------------------------
                                 Name:  Reynald G. Bonmati
                                 Title: President


                              STRATEC MEDIZINTECHNIK GmbH



                              By:/s/ Hans Schiessl
                                 -------------------------
                                 Name:  Hans Schiessl
                                 Title: Geschaftsfuhrer


                              NORLAND MEDICAL SYSTEMS, INC.



                              By:/s/ Reynald G. Bonmati
                                 -------------------------
                                 Name:  Reynald G. Bonmati
                                 Title: President